CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, David Hallonquist, President and Chief Executive Officer of Play LA Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Annual Report on Form 20-F of Play LA Inc. for the year ended  December  31, 2011 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Play LA Inc.

Dated:  October 16, 2012

/s/ David Halloquist

David Hallonquist

President and Chief Executive Officer
(Principal Executive Officer)